SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 10, 2007

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 562-5556

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

As of August 30, 2007, Extra Space Storage Inc. (the “Company” or “EXR”) has acquired 23 properties since December 31, 2006.  During the first six months of 2007, 22 properties were acquired and one has been acquired thereafter.

On June 25, 2007, the Company closed on eight of the 10 AAAAA Rent-A-Space properties.  The remaining two AAAAA Rent-A-Space properties closed on June 26, 2007 and on August 1, 2007.  The AAAAA Rent-A-Space transaction in which the Company acquired a portfolio of 10 properties was a significant acquisition as defined under Regulation S-X Rule 3-14.  Other than the AAAAA Rent-A-Space acquisition, no single property (or other portfolio of properties) was an individually significant acquisition as defined under Regulation S-X Rule 3-14.  Audits were performed on 11 of the acquired properties, including the 10 AAAAA Rent-A-Space properties.  The audited properties represent the mathematical majority of the Company’s pool of acquired properties as of August 30, 2007.

ITEM 9.01 Financial Statements and Exhibits.

Pro Forma Financial Information:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2007

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006

Audited Historical Financial Statements with Unaudited Interim Periods:

AAAAA Rent-A-Space

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

Greenway 27, LLC

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: September 10, 2007	By	/s/ Kent W. Christensen
		Name:	Kent W. Christensen
		Title:	Executive Vice President and Chief
Financial Officer

Index to Financial Statements

Unaudited Pro Forma Condensed Consolidated Financial Information:	5

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007	6

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2007	8

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006	12

Audited Historical Financial Statements with Unaudited Interim Periods:
AAAAA Rent-A-Space	17
Report of Independent Certified Public Accountants	16
Statements of Revenues and Certain Operating Expenses	17
Notes to Statements of Revenues and Certain Operating Expenses	18

Greenway 27, LLC	21
Report of Independent Certified Public Accountants	20
Statements of Revenues and Certain Operating Expenses	21
Notes to Statements of Revenues and Certain Operating Expenses	22

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

As of August 30, 2007, Extra Space Storage Inc. (the “Company” or “EXR”) has acquired 23 properties since December 31, 2006.  During the first six months of 2007, 22 properties were acquired and one has been acquired thereafter.

On June 25, 2007, the Company closed on eight of the 10 AAAAA Rent-A-Space properties.  The remaining two AAAAA Rent-A-Space properties closed on June 26, 2007 and on August 1, 2007.  The AAAAA Rent-A-Space transaction in which the Company acquired a portfolio of 10 properties was a significant acquisition as defined under Regulation S-X Rule 3-14.  Other than the AAAAA Rent-A-Space acquisition, no single property (or other portfolio of properties) was an individually significant acquisition as defined under Regulation S-X Rule 3-14.  Audits were performed on 11 of the acquired properties, including the 10 AAAAA Rent-A-Space properties.  The audited properties represent the mathematical majority of the Company’s pool of acquired properties as of August 30, 2007.

On August 31, 2007, the Company acquired eight additional properties.  These properties were acquired from joint ventures in which the Company held a minority interest.  The Company will file a separate Form 8-K including audited financial statements for these properties within the required time frame.  The pro forma financial statements included in this Form 8-K do not include any financial information for the eight properties acquired on August 31, 2007.

On January 2, 2007, the Company purchased a property from a joint venture in which it was a partner.  This joint venture interest was originally acquired by the Company as part of the Storage USA acquisition that was completed on July 14, 2005.  The Company has included this property in its pool of audited individually insignificant acquisitions.  Only one year of audited  financial statements(versus three years) was included for the following reasons:  (i) the amount of the acquisition was not considered by management to be material individually or in aggregate to the Company’s financial statements; (ii) the acquisition was not a typical related party transaction (i.e. where the counter party is a significant shareholder, officer or director, etc.); and (iii) completing three years of audits would have been burdensome to the Company due to the incomplete nature of the related records.  Management believes that the absence of the two additional years of audited financial statements is not material to a reader’s understanding of the Company’s financial results, financial condition and related trends.

The following unaudited pro forma condensed consolidated financial information of Extra Space Storage Inc. as of and for the six months ended June 30, 2007 has been derived from (1) the historical unaudited financial statements of Extra Space Storage Inc. as filed in the Company’s second quarter 2007 Form 10-Q, (2) the historical unaudited statements of revenues and certain operating expenses of the 11 audited properties acquired during 2007, and (3) the historical unaudited statements of revenues and certain expenses of the remaining 12 acquired self-storage properties.

The following unaudited pro forma condensed consolidated financial information of Extra Space Storage Inc. for the year ended December 31, 2006 has been derived from (1) the historical audited financial statements of Extra Space Storage Inc. as filed in the Company’s 2006 Form 10-K, (2) the historical statements of revenues and certain operating expenses of the 11 audited properties acquired during 2007, and (3) the historical unaudited statements of revenues and certain expenses of the remaining 12 acquired self-storage properties.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2007 reflects adjustments to the Company’s unaudited historical financial data to give effect to the one property acquired subsequent to June 30, 2007 as if it had occurred on June 30, 2007.

The pro forma condensed consolidated statements of operations for the six months ended June 30, 2007 and for the year ended December 31, 2006 reflect adjustments to the Company’s historical financial data to give effect to the acquisition of all 23 self-storage properties as if each had occurred on January 1, 2006. The pro forma amounts have been adjusted to exclude any operations from the date of acquisition to June 30, 2007 if such acquisition occurred before June 30, 2007 because such amounts are already included in the historical results.

The unaudited pro forma adjustments are based on available information. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s actual financial position or results of operations for the period would have been as of the date and for the periods indicated, nor does it purport to represent the Company’s future financial position or results of operations. The unaudited pro forma condensed consolidated financial information should be read, together with the notes thereto, in conjunction with the more detailed information contained in the historical financial statements referenced in this filing.

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

as of June 30, 2007

(in thousands, except share data)

		Acquisition
		Subsequent to	Pro Forma
	Historical EXR	6/30/07	EXR
	(1)	(2)
Assets:
Real estate assets:
Net operating real estate assets	$1,641,120	$14,686	$1,655,806
Real estate under development	35,906	—	35,906
Net real estate assets	1,677,026	14,686	1,691,712

Investments in real estate ventures	91,303	—	91,303
Cash and cash equivalents	45,790	(4,915)	40,875
Short-term investments	90,331	—	90,331
Restricted cash	35,528	—	35,528
Receivables from related parties and affiliated real estate joint ventures	8,321	—	8,321
Other assets, net	35,640	78	35,718
Total assets	$1,983,939	$9,849	$1,993,788

Liabilities, Preferred Operating Partnership, Minority Interests, and Stockholders’ Equity:
Notes payable	$875,730	$—	$875,730
Notes payable to trusts	119,590	—	119,590
Exchangeable senior notes	250,000	—	250,000
Derivative instrument associated with Preferred Operating Partnership units (3)	15,268	1,231	16,499
Accounts payable and accrued expenses	25,363	66	25,429
Other liabilities	22,960	17	22,977
Total liabilities	1,308,911	1,314	1,310,225

Preferred Operating Partnership units, net of $100,000 note receivable (3)	6,465	8,535	15,000

Minority interest in Operating Partnership	37,020	—	37,020
Other minority interests	277	—	277

Stockholders’ equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued or outstanding	—	—	—
Common stock, $0.01 par value, 200,000,000 shares authorized, 64,833,425 shares issued and outstanding	649	—	649
Paid-in capital	824,088	—	824,088
Accumulated deficit	(193,471)	—	(193,471)
Total stockholders’ equity	631,266	—	631,266

Total liabilities, Preferred Operating Partnership, minority interests, and stockholders’ equity	$1,983,939	$9,849	$1,993,788

Extra Space Storage Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2007

(in thousands, except share data)

(1) Reflects the assets, liabilities and stockholders’ equity of the Company as filed in Form 10-Q as of June 30, 2007.

(2) Represents the purchase of a property located in San Leandro, CA on August 1, 2007 for cash and 80,905 Preferred Operating Partnership units with a total cost of $14,686.

(3) On June 15, 2007, the Operating Partnership entered into a Contribution Agreement with various limited partnerships affiliated with AAAAA Rent-A-Space to acquire 10 self-storage facilities (the “Properties”) in exchange for the issuance of newly designated Series A Participating Redeemable Preferred Units (“Preferred OP Units”) of the Operating Partnership.  The self-storage facilities are located in California and Hawaii.

On June 25 and 26, 2007, nine of the 10 properties were contributed to the Operating Partnership in exchange for consideration totaling $137.8 million. Preferred OP units totaling 909,075, with a value of $121.7 million, were issued along with the assumption of approximately $14.2 million of third-party debt, of which $11,381 was paid off at close.  The final property was purchased by the Company on August 1, 2007 (see note (2) above).

On June 25, 2007, the Company loaned the holders of the Preferred OP Units $100.0 million. The receivable bears interest at 4.85%, and is due September 1, 2017.  The loan is secured by the borrower’s Preferred OP Units.  In addition, any conversion of the Preferred OP Units prior to the maturity date requires repayment of the loan as of the date of the Preferred OP Unit redemption.  Preferred OP Units are shown on the balance sheet net of the $100.0 million loan under the guidance in EITF No. 85-1, Classifying Notes Receivable for Capital because the borrower under the loan receivable is also the holder of the Preferred OP Units.

The Operating Partnership entered into a Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) which provides for the designation and issuance of the Preferred OP Units.  The Preferred OP Units will have priority over all other partnership interests of the Operating Partnership with respect to distributions and liquidation.

Per the Partnership Agreement, Preferred OP Units in the amount of $115.0 million bear a fixed priority return of 5% and have a fixed liquidation value of $115.0 million. The remaining balance will participate in distributions with and have a liquidation value equal to that of the common Operating Partnership units.  Included in the June 30, 2007 financial statements was the pro rata amount of  $106,465 related to the $115.0 million due to the Company not closing on the final property until August 1, 2007.  The Preferred OP Units will be redeemable at the option of the holder on or after September 1, 2008, which redemption obligation may be satisfied, at the Company’s option, in cash or shares of its common stock.

The Preferred OP Units are classified as a hybrid instrument such that the value of the units associated with the fixed return are classified in mezzanine after total liabilities on the balance sheet and before stockholders’ equity.  The remaining balance that participates in distributions equal to that of common stock has been identified as an embedded derivative and has been classified as a liability on the balance sheet and is marked to fair value on a quarterly basis with any adjustment being recorded to the income statement.  As of June 30, 2007, the carrying value of the obligation associated with the Preferred OP Units approximated fair value.  The pro forma financial statements assume the embedded derivative approximates fair value.

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Six Months Ended June 30, 2007

(in thousands, except share data)

	Historical	Audited	Unaudited	Pro Forma		Pro Forma
	EXR	Acquisitions	Acquisitions	Adjustments		EXR
	(1)	(2)	(3)
Revenues:
Property rental	$94,623	$8,123	$3,241	$—		$105,987
Management and franchise fees	10,351	—	—	—		10,351
Tenant insurance	4,831	—	—	—		4,831
Acquisition and development fees	237	—	—	—		237
Other income	284	—	—	—		284
Total revenues	110,326	8,123	3,241	—		121,690

Expenses:
Property operations	34,248	4,296	1,204	(917	)(4)	38,831
Tenant insurance	2,190	—	—	—		2,190
Unrecovered development and acquisition costs	409	—	—	—		409
General and administrative	18,208	—	—	—		18,208
Depreciation and amortization	17,919	—	—	3,521	(5)	21,440
Total expenses	72,974	4,296	1,204	2,604		81,078

Income (loss) before interest, minority interests, and equity in earnings of real estate ventures	37,352	3,827	2,037	(2,604)		40,612

Interest expense	(28,833)	—	—	(1,222	)(6),(8)	(30,055)
Interest income	5,116	—	—	707	(7),(8)	5,823
Minority interest - Operating Partnership	(899)	—	—	—		(899)
Minority interest - other	40	—	—	—		40
Equity in earnings of real estate ventures	2,389	—	—	—		2,389
Net income (loss)	15,165	3,827	2,037	(3,119)		17,910

Distributions to Preferred Operating Partnership unit holders	—	—	—	(2,875	)(8)	(2,875)

Net income (loss) available to common stockholders	$15,165	$3,827	$2,037	$(5,994)		$15,035

Basic earnings per common share	$0.24					$0.23

Diluted earnings per common share	$0.23					$0.23

Weighted average number of common shares-Basic	64,356,827					64,356,827

Weighted average number of common shares-Diluted	69,214,313			964,867	(9)	70,179,180

Extra Space Storage Inc.

Notes To Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Six Months Ended June 30, 2007

(in thousands, except share data)

(1) Reflects the results of operations of EXR as filed in Form 10-Q for the six months ended June 30, 2007.

(2) Represents the pro forma revenues and operating expenses for the six months ended June 30, 2007 of the 11 audited properties acquired in 2007, adjusted to reflect the results for the period prior to acquisition by the Company.

	11 Audited Properties Financial Statements			Less Activity for Period Subsequent to Acquisition		Net Activity for Periods Prior to Acquisition Included in Pro Forma
Property	Revenues	Expenses	Mgmt. Fee	Revenues	Expenses	Revenues	Expenses
Phoenix, AZ (Greenway 27, LLC)	$360	$149	$25	$343	$116	$17	$33
AAAAA Rent-A-Space Properties (10 propeties)	8,284	4,318	892	178	55	8,106	4,263
TOTALS	$8,644	$4,467	$917	$521	$171	$8,123	$4,296

(3) Represents the unaudited pro forma revenues and operating expenses (excluding management fees) for the six months ended June 30, 2007 of the 12 additional properties that were acquired in 2007 adjusted to reflect the results for the period prior to acquisition:

12 Unaudited Properties	Revenues	Expenses
Memphis, TN	$5	$2
Ft. Washington, MD	37	16
Tampa, FL	185	53
Annapolis, MD	277	89
Pleasanton, CA	208	92
Miami, FL	327	192
Modesto, CA	176	110
Alexandria, MD	565	182
San Francisco, CA	864	259
Sugar Hill (Property 1), GA	169	70
Duluth, GA	245	78
Sugar Hill (Property 2), GA	183	61
TOTALS	$3,241	$1,204

(4) Adjustment to eliminate the management fee paid to a third party for the management of the properties.  Subsequent to the acquisition by the Company, all properties are self-managed.

(5) Depreciation and amortization expense adjustments of $2,527 on audited transactions includes real estate depreciation of $1,572 computed on a straight-line basis over the estimated useful life (39 years) on depreciable assets acquired of $130,979 and amortization of $955 computed on a straight-line basis over 18 months on $3,028 of intangible assets relating to tenant relationships.

					Total
					Depreciation /
		Depreciation		Amortization	Amortization
		for Period		for Period	for Period
	Depreciable	Prior to		Prior to	Prior to
11 Audited Properties	Assets	Acquisition	Intangibles	Acquisition	Acquisition
Phoenix, AZ (Greenway 27, LLC)	$4,113	$—	$64	$—	$—
AAAAA Rent-A-Space Properties (10 propeties)	126,866	1,572	2,964	955	2,527
Totals	$130,979	$1,572	$3,028	$955	$2,527

Depreciation and amortization expense adjustments of $994 on unaudited transactions includes real estate depreciation of $615 computed on a straight-line basis over the estimated useful life (39 years) on depreciable assets acquired of $71,063 and amortization of $379 computed on a straight-line basis over 18 months on $1,606 of intangible assets relating to tenant relationships.

					Total
					Depreciation /
		Depreciation		Amortization	Amortization
		for Period		for Period	for Period
	Depreciable	Prior to		Prior to	Prior to
12 Unaudited Properties	Assets	Acquisition	Intangibles	Acquisition	Acquisition
Memphis, TN	$2,661	$1	$71	$1	$2
Ft. Washington, MD	9,201	6	128	2	8
Tampa, FL	4,766	29	130	21	50
Annapolis, MD	7,247	55	175	34	89
Pleasanton, CA	4,283	43	94	25	68
Miami, FL	7,597	81	141	39	120
Modesto, CA	3,043	33	68	19	52
Alexandria, MD	13,103	145	219	63	208
San Francisco, CA	9,928	115	318	96	211
Sugar Hill (Property 1), GA	2,540	29	76	23	52
Duluth, GA	4,147	48	110	33	81
Sugar Hill (Property 2), GA	2,547	30	76	23	53
Totals	$71,063	$615	$1,606	$379	$994

Grand Total	$202,042	$2,187	$4,634	$1,334	$3,521

(6) Debt of $42,259 was assumed on five properties with an average fixed rate of 5.82%.  These properties are shown below with interest for the period as if the acquisitions occurred on January 1, 2006.

11 Audited Properties Debt

			Non-Owned
			Period
Property	Debt	Rate	Interest	Type
AAAAA Rent-A-Space (Hayward, CA)	$2,822	8.33%	$114	Assumed Debt
Total	$2,822		$114

12 Unaudited Properties Debt

			Non-Owned
			Period
Property	Debt	Rate	Interest	Type
Ft. Washington, MD	$11,280	5.76%	$18	Assumed Debt
Annapolis, MD	7,292	5.87%	126	Assumed Debt
Alexandria, MD	6,821	5.80%	171	Assumed Debt
San Francisco, CA	14,044	5.35%	343	Assumed Debt
Total	$39,437		$658

Grand Total	$42,259		$772

(7) Interest income was reduced by $1,718 for the use of net cash in the acquisitions as if the acquisitions occurred on January 1, 2006.

(8) Interest expense, interest income, and distributions to preferred Operating Partnership Unit holders were increased in accordance with the Partnership Agreement related to the AAAAA Rent-A-Space transaction as follows:

Interest expense: Total Preferred Operating Partnership units of 989,980 multiplied by the dividend rate of $0.91 resulted in interest expense of $450 for the six months ended June 30, 2007.

Interest income: The $100,000 loan bearing interest at 4.85% resulted in interest income of $2,425 for the six months ended June 30, 2007.

Distributions to Preferred Operating Partnership unit holders: The $115,000 of Preferred Operating Partnership units that have a fixed priority return of 5.00%, which resulted in distributions of $2,875 for the six months ended June 30, 2007.

(9) The AAAAA Rent-A-Space transaction was completed with the issuance of Preferred Operating Partnership units as part of the purchase consideration.  A total of 989,980 Preferred Operating Partnership units were issued in the transaction.  However, 25,113 Preferred Operating Partnership units were included in the diluted weighted average number of common shares for the period ending June 30, 2007, and this amount was included in the share count in the Historical EXR column.  Therefore, the difference of 964,867 Preferred Operating Partnership units is shown in the pro-forma adjustments column to reflect the impact on the weighted average number of common shares – diluted as if the acquisitions occurred on January 1, 2006.

Extra Space Storage Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2006

(in thousands, except share data)

	Historical	Audited	Unaudited	Pro Forma		Pro Forma
	EXR	Acquisitions	Acquisitions	Adjustments		EXR
	(1)	(2)	(3)
Revenues:
Property rental	$170,993	$17,333	$9,934	$—		$198,260
Management and franchise fees	20,883	—	—	—		20,883
Tenant insurance	4,318	—	—	—		4,318
Acquisition and development fees	272	—	—	—		272
Other income	798	—	—	—		798
Total revenues	197,264	17,333	9,934	—		224,531

Expenses:
Property operations	62,243	8,899	3,395	(2,108	)(4)	72,429
Tenant insurance	2,328	—	—	—		2,328
Unrecovered development and acquisition costs	269	—	—	—		269
General and administrative	35,600	—	—	—		35,600
Depreciation and amortization	37,172	—	—	8,270	(5)	45,442
Total expenses	137,612	8,899	3,395	6,162		156,068

Income (loss) before interest, minority interests, and equity in earnings of real estate ventures	59,652	8,434	6,539	(6,162)		68,463

Interest expense	(50,953)	—	—	(3,361	)(6),(8)	(54,314)
Interest income	2,469	—	—	2,618	(7),(8)	5,087
Minority interest - Operating Partnership	(985)	—	—	—		(985)
Equity in earnings of real estate ventures	4,693	—	—	—		4,693
Net income (loss)	14,876	8,434	6,539	(6,905)		22,944

Distributions to Preferred Operating Partnership unit holders	—	—	—	(5,750	)(8)	(5,750)

Net income (loss) available to common stockholders	$14,876	$8,434	$6,539	$(12,655)		$17,194

Basic earnings per common share	$0.27					$0.31

Diluted earnings per common share	$0.27					$0.30

Weighted average number of common shares-Basic	54,998,935					54,998,935

Weighted average number of common shares-Diluted	59,291,749			989,980	(9)	60,281,729

Extra Space Storage Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended December 31, 2006

(in thousands, except share data)

(1) Reflects the results of operations of EXR as filed in Form 10-K for the year ended December 31, 2006.

(2) Represents the pro forma revenues and operating expenses for the year ended December 31, 2006 of the 11 audited properties acquired in 2007:

	11 Audited Properties Financial Statements
Property	Revenues	Expenses	Mgmt. Fee
Phoenix, AZ (Greenway 27, LLC)	$665	$288	$46
AAAAA Rent-A-Space Properties (10 propeties)	16,668	8,611	2,062
TOTALS	$17,333	$8,899	$2,108

(3) Represents the unaudited pro forma revenues and operating expenses (excluding management fees) for the year ended December 31, 2006 of the 12 additional properties that were acquired in 2007:

12 Unaudited Properties	Revenues	Expenses
Memphis, TN	$520	$189
Ft. Washington, MD	1,331	261
Tampa, FL	774	251
Annapolis, MD	1,127	308
Pleasanton, CA	521	230
Miami, FL	693	383
Modesto, CA	460	109
Alexandria, MD	1,362	439
San Francisco, CA	1,830	686
Sugar Hill (Property 1), GA	367	154
Duluth, GA	560	226
Sugar Hill (Property 2), GA	389	159
TOTALS	$9,934	$3,395

(4) Adjustment to eliminate the management fee paid to a third party for the management of the properties.  Subsequent to the acquisition by the Company, all properties are self-managed.

(5) Depreciation and amortization expense adjustments of $5,377 on audited transactions includes real estate depreciation of $3,358 computed on a straight-line basis over the estimated useful life (39 years) on depreciable assets acquired of $130,979 and amortization of $2,019 computed on a straight-line basis over 18 months on $3,028 of intangible assets relating to tenant relationships.

					Total 2006
	Depreciable	2006	Intangible	2006	Depreciation /
11 Audited Properties	Assets	Depreciation	Assets	Amortization	Amortization
Phoenix, AZ (Greenway 27, LLC)	$4,113	$105	$64	$43	$148
AAAAA Rent-A-Space Properties (10 propeties)	126,866	3,253	2,964	1,976	5,229
Totals	$130,979	$3,358	$3,028	$2,019	$5,377

Depreciation and amortization expense adjustments of $2,893 on unaudited transactions includes real estate depreciation of $1,822 computed on a straight-line basis over the estimated useful life (39 years) on depreciable assets acquired of $71,063 and amortization of $1,071 computed on a straight-line basis over 18 months on $1,606 of intangible assets relating to tenant relationships.

					Total 2006
	Depreciable	2006	Intangible	2006	Depreciation /
12 Unaudited Properties	Assets	Depreciation	Assets	Amortization	Amortization
Memphis, TN	$2,661	$68	$71	$47	$115
Ft. Washington, MD	9,201	236	128	85	321
Tampa, FL	4,766	122	130	87	209
Annapolis, MD	7,247	186	175	117	303
Pleasanton, CA	4,283	110	94	63	173
Miami, FL	7,597	195	141	94	289
Modesto, CA	3,043	78	68	45	123
Alexandria, MD	13,103	336	219	146	482
San Francisco, CA	9,928	255	318	212	467
Sugar Hill (Property 1), GA	2,540	65	76	51	116
Duluth, GA	4,147	106	110	73	179
Sugar Hill (Property 2), GA	2,547	65	76	51	116
Totals	$71,063	$1,822	$1,606	$1,071	$2,893

Grand Total	$202,042	$5,180	$4,634	$3,090	$8,270

(6) Debt of $42,259 was assumed on five properties with an average fixed rate of 5.82%. These properties are shown below with interest for the period as if the acquisitions occurred on January 1, 2006.

11 Audited Properties Debt

Property	Debt	Rate	Annual Interest	Type
AAAAA Rent-A-Space (Hayward, CA)	$2,822	8.33%	$235	Assumed Debt
Total	$2,822		$235

12 Unaudited Properties Debt

Property	Debt	Rate	Annual Interest	Type
Ft. Washington, MD	$11,280	5.76%	$650	Assumed Debt
Annapolis, MD	7,292	5.87%	428	Assumed Debt
Alexandria, MD	6,821	5.80%	396	Assumed Debt
San Francisco, CA	14,044	5.35%	751	Assumed Debt
Total	$39,437		$2,225

Grand Total	$42,259		$2,460

(7) Interest income was reduced by $2,232 for the use of net cash in the acquisitions as if the acquisitions occurred on January 1, 2006.

(8) Interest expense, interest income, and distributions to preferred Operating Partnership Unit holders were increased in accordance with the Partnership Agreement related to the AAAAA Rent-A-Space transaction as follows:

Interest expense: Total Preferred Operating Partnership units of 989,980 multiplied by the dividend rate of $0.91 resulted in interest expense of $901 for the year ended December 31, 2006.

Interest income: The $100,000 loan bearing interest at 4.85% resulted in interest income of $4,850 for the year ended December 31, 2006.

Distributions to Preferred Operating Partnership unit holders: The $115,000 of Preferred Operating Partnership units that have a fixed priority return of 5.00%, which resulted in distributions of $5,750 for the year ended December 31, 2006.

(9) The AAAAA Rent-A-Space transaction was completed with the issuance of Preferred Operating Partnership units as part of the purchase consideration.  A total of 989,980 Preferred Operating Partnership units were issued in the transaction and are shown in the Pro-Forma Adjustments column to reflect the impact in the weighted average number of common shares – diluted as if the acquisitions occurred on January 1, 2006.

Report of Independent Certified Public Accountants

To the Board of Directors of

Extra Space Storage, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of the properties owned by AAAAA Rent-A-Space (the “Properties”) for the year ended December 31, 2006.  This financial statement is the responsibility of the management of AAAAA Rent-A-Space.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting.  Accordingly, we express no opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in filing of Form 8-K of Extra Space Storage Inc.) as described in Note 1 to the financial statement and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, such financial statement presents fairly, in all material respects, the revenues and certain operating expenses of the properties owned by AAAAA Rent-A-Space for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLC

Salt Lake City, Utah
September 7, 2007

AAAAA Rent-A-Space

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(dollars in thousands)

			For the Year
	For the Six Months Ended		Ended
	June 30,		December 31,
	2007	2006	2006
	(unaudited)	(unaudited)
Revenue
Rents	$7,879	$7,871	$15,843
Other	405	419	825

Total revenues	8,284	8,290	16,668

Certain Operating Expenses
Property operating expenses	3,426	2,984	6,549
Management fees	892	1,023	2,062

Total certain operating expenses	4,318	4,007	8,611

Revenues in Excess of Certain Operating Expenses	$3,966	$4,283	$8,057

The accompanying notes are an integral part of these financial statements.

AAAAA Rent-A-Space

Notes to Statements of Revenues and Certain Operating Expenses

1.              ACQUISITION, ORGANIZATION AND BASIS OF PRESENTATION

Acquisition of property

The accompanying statement of revenues and certain operating expenses relates to the operation of 10 properties owned by AAAAA Rent-A-Space.  The Properties were acquired from AAAAA Rent-A-Space by Extra Space Storage, Inc. (“Extra Space”) in June and August 2007.  Extra Space did not hold any interest in the properties prior to the acquisition.  The Properties are located in California and Hawaii.

Basis of presentation

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the Securities and Exchange Commission Regulation S-X, Rule 3-14.  The statement is not representative of the actual operations of the Properties for the year ended December 31, 2006, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Properties in future operations, have been excluded as discussed below.  The management of the Properties is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

Certain operating expenses include real estate taxes and certain other operating expenses related to the operations of the Properties.  Excluded expenses consist of mortgage interest, depreciation and amortization and certain other costs not directly related to the future operations of the properties.

The statements of revenues and certain operating expenses for the six months ended June 30, 2007 and 2006 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain operating expenses of the respective periods.  All such adjustments are of a normal recurring nature.

2.              REVENUE RECOGNITION

Revenue is principally obtained from tenant rentals under month-to-month operating leases.  The Properties recognize rental revenue daily on a straight line basis over the terms of the leases.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.  Revenue is recognized for past due tenants until the unit is vacated through either payment or auction.

The properties recognize revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as they are earned under the terms of the rental contracts.

3.              EXPENSE RECOGNITION

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred.  Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The Properties recognize bad debt expense based upon the Properties’ historical collection experience and current economic trends.

4.              USE OF ESTIMATES

The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

5.              COMMITMENTS AND CONTINGENCIES

The properties have four of the 10 facilities that are subject to ground leases.  The lease terms, including all extensions, end between June 2030 and May 2061.  At December 31, 2006, future minimum rental payments under these non-cancelable operating leases are as follows:

Year ending December 31,
2007	$514,826
2008	$520,970
2009	$549,908
2010	$582,853
2011	$600,337
Thereafter	$32,092,682

The Properties are not presently involved in any material litigation nor, to management’s knowledge, is any material litigation threatened against the Properties, other than routine legal matters arising in the ordinary course of business.  Management believes the costs, if any, incurred by the Properties related to this litigation will not materially affect the operating results of the Properties.

Report of Independent Certified Public Accountants

To the Board of Directors of

Extra Space Storage, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of the property owned by Greenway 27, LLC (the “Property”) for the year ended December 31, 2006.  This financial statement is the responsibility of the management of Extra Space Storage, Inc.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in filing of Form 8-K of Extra Space Storage Inc.) as described in Note 1 to the financial statement and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, such financial statement presents fairly, in all material respects, the revenues and certain operating expenses of the property owned by Greenway 27, LLC for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLC

Salt Lake City, Utah
September 7, 2007

GREENWAY 27, LLC

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(dollars in thousands)

			For the Year
	For the Six Months Ended		Ended
	June 30,		December 31,
	2007	2006	2006
	(unaudited)	(unaudited)
REVENUE
Rents	$329	$294	$625
Other	31	19	40

Total revenues	360	313	665

CERTAIN OPERATING EXPENSES
Property operating expenses	124	120	242
Management fees	25	21	46

Total certain operating expenses	149	141	288

REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$211	$172	$377

The accompanying notes are an integral part of these financial statements

GREENWAY 27, LLC

Notes to Statements of Revenues and Certain Operating Expenses

1.              ACQUISITION, ORGANIZATION AND BASIS OF PRESENTATION

Acquisition of property

The accompanying statement of revenues and certain operating expenses relates to the operation of the property owned by Greenway 27, LLC.  The Property was acquired by Extra Space Storage, Inc. (“Extra Space”) from Greenway 27, LLC (“Greenway”) in January 2007.  Extra Space held a 35% minority equity interest in Greenway prior to the acquisition.  The majority interest in Greenway was held by Santa Fe Self Storage, L.L.C.  The Property consists of land and a self-storage facility located in Arizona.

Basis of presentation

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the Securities and Exchange Commission Regulation S-X, Rule 3-14.  The statement is not representative of the actual operations of the Property for the year ended December 31, 2006, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Property in future operations, have been excluded as discussed below.  The management of the Property is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

Certain operating expenses include real estate taxes and certain other operating expenses related to the operations of the Property.  Excluded expenses include mortgage interest, depreciation and amortization and certain other costs not directly related to the future operations of the property.

The statements of revenues and certain operating expenses for the six months ended June 30, 2007 and 2006 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain operating expenses of the respective periods.  All such adjustments are of a normal recurring nature.

2.              REVENUE RECOGNITION

Revenue is principally obtained from tenant rentals under month-to-month operating leases.  The Property recognizes rental revenue daily on a straight line basis over the terms of the leases.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.  Revenue is recognized for past due tenants until the unit is vacated through either payment or auction.

The Property recognizes revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as they are earned under the terms of the rental contracts.

3.              EXPENSE RECOGNITION

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred.  Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The Property recognizes bad debt expense based upon the Property’s historical collection experience and current economic trends.

4.              USE OF ESTIMATES

The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

5.              COMMITMENTS AND CONTINGENCIES

The Property is not presently involved in any material litigation nor, to management’s knowledge, is any material litigation threatened against the Property, other than routine legal matters arising in the ordinary course of business.  Management believes the costs, if any, incurred by the Property related to this litigation will not materially affect the operating results of the Property.